Exhibit 10.38

THE SECURITIES REPRESENTED BY THE NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, RESOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

BY ITS ACCEPTANCE OF THIS FIRST AMENDMENT TO SECURED PROMISSORY NOTE, HOLDER AND ANY SUBSEQUENT HOLDER HEREOF AGREES THAT THE NOTE, AS AMENDED BY THIS AMENDMENT, IS SUBJECT TO THE SUBORDINATION AGREEMENT (AS DEFINED BELOW).

FIRST AMENDMENT TO SECURED PROMISSORY NOTE

This First Amendment to Secured Promissory Note (this “Amendment”) is executed as of June 3, 2014 by and between ZP Holdings, Inc., a Delaware corporation (the “Company”), and BMV Direct SOTRS LP, a Delaware limited partnership (“Holder”), and amends that certain Secured Promissory Note in the principal amount of Eight Million Five Hundred Fifty Six Thousand Five Hundred Thirty-Three Dollars ($8,556,533), dated April 26, 2012, executed by Company in favor of BioMed Realty Holdings, Inc., a Maryland corporation (BMR Holdings”), and assigned by BMR Holdings to Holder pursuant to the Note Assignment dated December 18, 2012 (“Existing Note”). Capitalized terms not otherwise defined herein shall have the same meaning as in the Existing Note. The Existing Note, as amended by this Amendment, shall be referred to herein as the “Note.”

This Note is subject to that certain Subordination Agreement, dated of even date herewith (the “Subordination Agreement”), by and among Hercules Technology Growth Capital, Inc., a Maryland corporation (“Hercules”), Company, Zosano Pharma, Inc., a Delaware corporation (“Zosano”), and Holder, a copy of which is on file at the principal office of Zosano and which is being entered into pursuant to that certain Loan and Security Agreement of even date herewith between Hercules and Zosano (the “Loan Agreement”).

NOW, THEREFORE, in consideration of Holder’s agreement to enter into the Subordination Agreement and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree to amend the Existing Note as follows:

1. Interest Rate. The Interest Rate shall be amended to be a floating interest rate equal to the greater of (a) 12.05%, or (b) 12.05% plus the “prime rate” as reported in The Wall Street Journal minus 5.25%.

2. Definitions.

(a) The definition of the term “Permitted Indebtedness” is hereby amended by adding the following subsection (f):

“; and (f) the Senior Indebtedness, and extensions, refinancings, modifications and amendments of the Senior Indebtedness, provided, however, that, except as set forth in Section 11 of the Subordination Agreement, no such extension, refinancing, modification or amendment shall have the effect of increasing the principal amount of the Senior Indebtedness, and provided, further, that, except as set forth in Section 11 of the Subordination Agreement, any refinancing of the Senior Indebtedness shall be for a term not exceeding the remaining term of the Senior Indebtedness, at an interest rate not exceeding the interest rate of the Senior Indebtedness, with the same amortization schedule as the Senior Indebtedness and otherwise on the substantially the same terms and conditions as the Senior Indebtedness.”

(b) The following definition is hereby added:

““Senior Indebtedness” means the Indebtedness of Zosano to Hercules Technology Growth Capital, Inc., a Maryland corporation (“Lender”) in the principal amount of $4,000,000 pursuant to the Loan and Security Agreement dated on or around June 3, 2014 between Zosano and Lender and any related agreements executed or delivered in connection therewith or pursuant thereto.”

3. Maturity Date. The Existing Note is hereby amended by adding the following at the end of the first sentence of Section 1 of the Existing Note and at the end of the first sentence of Section 2.1 of the Existing Note:

“; provided, however, that if any portion of the Senior Indebtedness remains outstanding on the Maturity Date, then the Company’s failure to pay any amount under this Note during the time period from the Maturity Date through the date that the Senior Indebtedness is paid in full shall not constitute an “Event of Default” under this Note or a violation or breach hereof, and shall not cause interest to accrue hereunder at the Default Rate (provided that this Note shall continue to accrue interest at the Interest Rate during such period).”

4. Representations and Warranties of Company. All representations and warranties of the Company set forth in the Existing Note are remade as of the date of this Amendment and are true and correct in all respects, except that the representations and warranties made in the first two sentences of Section 4.11 of the Existing Note are qualified by reference to the Senior Indebtedness and the Subordination Agreement.

5. Representations and Warranties of Holder. All representations and warranties of Holder set forth in the Existing Note are remade as of the date of this Amendment and are true and correct in all respects.

6. Assignment. Holder may not assign the Note without first having the assignee thereof become a party to the Subordination Agreement.

7. Events of Default. Section 8.1 of the Existing Note is hereby amended to delete clause (f) thereof in its entirety and replace it with the following:

“(f) The Company defaults under the Senior Indebtedness or any Indebtedness that constitutes Subordinated Indebtedness, the effect of which default is to cause, with the giving of notice, if required, such Indebtedness to become due prior to its stated maturity, or such Indebtedness is declared to be due and payable or is otherwise required to be prepaid (other than by a regularly scheduled required prepayment or as a mandatory prepayment), purchased or defeased prior to the stated maturity thereof.”

8. Default Rate. The Default Rate (which, for the avoidance of doubt, is in lieu of and not in addition to the Interest Rate) shall be amended to be an interest rate equal to the lesser of (a) the Interest Rate plus 5% per annum, or (b) the maximum rate permitted by applicable law.

9. Termination of Amendment. This Amendment shall remain in effect so long as the Senior Indebtedness remains outstanding. Upon the repayment in full of the Senior Indebtedness, this Amendment shall terminate and be of no further force or effect, and the terms and conditions of the Note shall revert to those terms and conditions set forth in the Existing Note.

10. Effect of Amendment. Except as expressly modified by this Amendment, the Existing Note shall remain unmodified and in full force and effect.

11. Counterparts. This Amendment may be executed in two or more counterparts (including by facsimile or PDF copy), each of which shall be deemed an original and all of which together shall constitute one instrument.

(Signature Page Follows)

The parties have executed this First Amendment to Secured Promissory Note as of the date first written above.

COMPANY:		HOLDER:

ZP HOLDINGS, INC.		BMV DIRECT SOTRS LP

		By:	BioMed Realty Holdings, Inc.,
By:	/s/ Vikram Lamba		its general partner
Name:	Vikram Lamba
Title:	CEO	By:	/s/ Kevin M. Simonsen
		Name:	Kevin M. Simonsen
		Title:	VP, Real Estate Legal

		Address:	17190 Bernardo Center Drive
San Diego, CA 92128
ZOSANO:			Attn: Corporate Legal

ZOSANO PHARMA, INC.

By:	/s/ Vikram Lamba
Name:	Vikram Lamba
Title:	CEO

SIGNATURE PAGE TO FIRST AMENDMENT TO SECURED PROMISSORY NOTE